Exhibit 10.7

EXECUTION VERSION

LOCK-UP AGREEMENT

THIS LOCK-UP AGREEMENT (the “Agreement”) is made and entered into as of January 29, 2015, by and between DBD Credit Funding LLC (“Shareholder”) and Marathon Patent Group, Inc., a Nevada corporation (the “Company”).

WHEREAS, the Shareholder has agreed to enter into this Agreement and to restrict the public sale, assignment, transfer, conveyance, hypothecation or alienation of the Company’s common stock, par value $0.0001 per share (“Common Stock”) (i) acquired pursuant to that certain Subscription Agreement, dated as of the date hereof, by and between the Company and Shareholder and (ii) issuable upon the exercise or conversion of that certain Warrant, dated as of the date hereof, issued by the Company to the Shareholder, such shares of Common Stock identified on Schedule 1 herein (the “Lock-Up Shares”), all on the terms set forth below.

NOW, THEREFORE, in consideration of the foregoing promises and the mutual covenants contained herein, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

1. Except as otherwise expressly provided herein, each Shareholder agrees that, during the period beginning on the date hereof and ending on the earlier to occur of (A) the 12-month anniversary of this Agreement and (B) an acceleration of an Event of Default (as such term is defined in that certain Revenue Sharing and Securities Purchase Agreement, dated as of the date hereof, by and among the Company, Shareholder and the other signatories thereto) (the “Lock-Up Period”), the undersigned will not directly or indirectly, (i) offer, sell, offer to sell, contract to sell, hedge, hypothecate, pledge, sell any option or contract to purchase, purchase any option or contract to sell, grant any option, right or warrant to purchase or sell (or announce any offer, sale, offer of sale, contract of sale, hedge, hypothecation, pledge, sale of any option or contract to purchase, purchase of any option or contract of sale, grant of any option, right or warrant to purchase or other sale or disposition), or otherwise transfer or dispose of (or enter into any transaction or device that is designed to, or could be expected to, result in the disposition by any person at any time in the future), any Lock-Up Shares, beneficially owned, within the meaning of Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), by the undersigned on the date hereof or hereafter acquired or (ii) enter into any swap or other agreement or any transaction that transfers, in whole or in part, directly or indirectly, the economic consequence of ownership of any Lock-Up Shares, whether or not any such swap or transaction described in clause (i) or (ii) above is to be settled by delivery of any Lock-Up Shares.  For the avoidance of doubt, the Shareholders may purchase additional shares of the Company’s Common Stock during the Lock-Up Period to the extent that such purchase only increases the net holding of the Shareholders in the Company.

(a)           The Shareholders will not engage in any short selling (as defined under Rule 200 of Regulation SHO under the Exchange Act) of the Lock-Up Shares during the Lock-Up Period.

(b)           The following legend describing this Agreement shall be imprinted on each stock certificate representing the Lock-Up Shares covered hereby, and the transfer records of the Company’s transfer agent shall reflect such appropriate restrictions:

“THE TRANSFERABILITY OF THE SHARES REPRESENTED BY THIS STOCK CERTIFICATE IS SUBJECT TO THE TERMS OF THE LOCK-UP AGREEMENT ENTERED INTO BY THE SHAREHOLDER AND THE COMPANY, WHICH SHALL EXPIRE ON JANUARY __, 2016.”

(c)           During the Lock-Up Period, the Company shall maintain its “reporting” status with the Securities and Exchange Commission; file all reports that are required to be filed by it during such period; and use its “best efforts” to ensure that the Common Stock is continually quoted for public trading.

(d)           The Shareholders may transfer the Lock-Up Shares during the Lock-Up Period if such transfer is: (i) a bona fide gift or gifts, (ii) to any trust, partnership, corporation or other entity formed for the direct or indirect benefit of the undersigned or the immediate family of the undersigned; provided that any such transfer shall not involve a disposition for value, (iii) to non-profit organizations qualified as charitable organizations under Section 501(c)(3) of the Internal Revenue Code of 1986, as amended, (iv) if such transfer occurs by operation of law, such as rules of descent and distribution, statutes governing the effects of a merger or a qualified domestic order, (v) to any of Shareholder’s affiliates or any investment fund or any other entity controlled or managed by the Shareholder or under common control or management with the Shareholder, (vi) sales or transfers of Common Stock acquired in the open market or (vi) with the prior written consent of the Company; provided that prior to such transfer with respect to clauses (i) through (v), the transferee or done agrees in writing to be bound by the restrictions set forth herein prior to such transfer. For purposes hereof, “immediate family” shall mean any relationship by blood, marriage or adoption, not more remote than first cousin.

2.           Notwithstanding anything to the contrary set forth herein, the Company may, in its sole discretion and in good faith, at any time and from time to time, waive, in writing, any of the conditions or restrictions contained herein to increase the liquidity of the Common Stock or if such waiver would otherwise be in the best interests of the development of the trading market for the Common Stock.  Unless otherwise agreed by the Shareholders, all such waivers shall be pro rata, as to all of the Shareholders who executed this Agreement whose Lock-Up Shares can, at the time of any such waiver, be publicly sold in accordance with the Securities Act of 1933, as amended (the “Securities Act”), or Rule 144 promulgated thereunder by the Securities and Exchange Commission or otherwise.

3.           Except as otherwise provided in this Agreement or any other agreements between the parties, the Shareholders shall be entitled to their respective beneficial rights of ownership of the Lock-Up Shares, including the right to vote the Lock-Up Shares for any and all purposes.

4.           This Agreement may be executed in any number of counterparts with the same force and effect as if all parties had executed the same document.

5.           All notices and communications provided for herein shall be in writing and shall be deemed to be given or made on the date of delivery, if delivered in person, by an internationally recognized overnight delivery service, or by facsimile, to the party entitled to receive the same, if to any Shareholder at the address or facsimile number on the Counterpart Signature Page and if to the Company, at 11100 Santa Monica Blvd., Suite 380, Los Angeles, CA 90025, or at such other address or facsimile number as shall be designated by any party hereto in written notice to the other party hereto delivered pursuant to this subsection.

6.           The resale restrictions on the Lock-Up Shares set forth in this Agreement shall be in addition to all other restrictions on transfer imposed by applicable United States and state securities laws, rules and regulations.

7.           Each Shareholder agrees that in the event of a breach of any of the terms and conditions of this Agreement by any such Shareholder, that in addition to all other remedies that may be available in law or in equity to the non-defaulting parties, a preliminary and permanent injunction and an order of a court requiring such defaulting Shareholder to cease and desist from violating the terms and conditions of this Agreement and specifically requiring such Shareholder to perform his/her/its obligations hereunder is fair and reasonable by reason of the inability of the parties to this Agreement to presently determine the type, extent or amount of damages that the Company or the non-defaulting Shareholders may suffer as a result of any breach or continuation thereof.

8.           This Agreement sets forth the entire understanding of the parties hereto with respect to the subject matter hereof, and may not be amended except by a written instrument executed by the parties hereto.

9.           This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts entered into and to be performed wholly within said State; and the Company and the Shareholders agree that any action based upon this Agreement may be brought in the United States and state courts of New York or federal courts in the Southern District of New York only, and each submits himself/herself/itself to the jurisdiction of such courts for all purposes hereunder.

10.           Except as provided herein, this Agreement may be modified or waived only by a separate writing signed by each of the parties hereto expressly so modifying or waiving this Agreement.

11.           In the event of default hereunder, the non-defaulting parties shall be entitled to recover reasonable attorney’s fees incurred in the enforcement of this Agreement.

12.           If one or more provisions of this Agreement are held to be unenforceable under applicable law, such provision shall be excluded from this Agreement and the balance of the Agreement shall be interpreted as if such provision were so excluded and shall be enforceable in accordance with its terms.

13.           The Shareholder has relied upon its own tax and legal advisors in connection with this Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the undersigned have duly executed and delivered this Agreement as of the day and year first above written.

MARATHON PATENT GROUP, INC.

By_Douglas Croxall _______________________
    Name: Douglas Croxall
    Title:  Chief Executive Officer

[Signature Page to Lock-Up Agreement]

Schedule 1

Lock-Up Shareholders

Name DBD Credit Funding LLC	Number of Shares Beneficially Owned 134,409 shares of Common Stock Warrant exercisable for up to 100,000 shares of Common Stock (as may be adjusted pursuant to the terms of the Warrant)

47917239_2

LOCK-UP AGREEMENT
COUNTERPART SIGNATURE PAGE

The undersigned, through execution and delivery of this Counterpart Signature Page, intend to be legally bound by the terms of the Agreement, as a Shareholder.

DBD CREDIT FUNDING LLC

By_/s/ Constantine M. Dakolias_________________
    Name: Constantine M. Dakolias
    Title:  President

Intellectual Property Finance Group
Fortress Investment Group
One Market Plaza
Spear Tower, 42nd Floor
San Francisco, CA 94105
Phone: 415-284-7415
Email: yshtein@fortress.com
CC: jnoble@fortress.com

[Signature Page to Lock-Up Agreement]